UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 20, 2021

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Not Applicable
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a
Former name or former address, if changed since last report

Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ferrellgas, Inc., the general partner (the “General Partner”) of Ferrellgas Partners, L.P. and Ferrellgas, L.P. (collectively, “Ferrellgas”), appointed Dhiraj Cherian as Chief Financial Officer and Treasurer of the General Partner, effective September 20, 2021.

Mr. Cherian, age 53, brings to Ferrellgas more than 20 years of financial management and strategic financial and operational goal achievements. He served most recently as Chief Financial Officer of Panasonic Automotive Systems Company, a tier one global connectivity and mobility technology leader in the automotive industry based in Atlanta. Prior to joining Panasonic Automotive Systems Company, Mr. Cherian served in a variety of financial leadership roles at Westinghouse Electric Company in Pittsburgh as well as General Electric and the British Council, both based in Tokyo. Mr. Cherian earned an MBA in Finance and Accounting from Solvay Business School in Belgium, a Master of Commerce degree in Accounting from Osmania University and a Diploma in Systems Management from the National Institute of Information Technology, both from India.

Mr. Cherian was not selected as Chief Financial Officer and Treasurer pursuant to any arrangement or understanding between Mr. Cherian and any other person. There are no family relationships between Mr. Cherian and any previous or current executive officers or directors of the General Partner.  There has not been any transaction, nor is there any currently proposed transaction, that requires disclosure under Item 404(a) of Regulation S-K in connection with Mr. Cherian’s appointment.

Mr. Cherian will receive a base salary of $525,000 per year and will be eligible for a bonus with an incentive target of 50% of annual base salary and for medical, dental and vision benefits provided by the General Partner.  Mr. Cherian will also be eligible to participate in the other elements of our executive compensation program as described in the registrants’ Annual Report on Form 10-K filed on October 15, 2020.

In connection with the appointment, Mr. Cherian and the General Partner also entered into an Executive Severance Agreement (the “Agreement”). The Agreement provides that the employment may be terminated by either party with or without cause, subject to certain other terms. Upon termination for Cause (as defined in the Agreement), resignation without Good Reason (as defined in the Agreement), death or disability, Mr. Cherian will be entitled to receive (i) all accrued unpaid base salary through the date of resignation or termination, (ii) all accrued but unused vacation days and (iii) any properly documented reimbursable business expenses (collectively, the “Accrued Obligations”).  If Mr. Cherian’s employment is terminated by the General Partner without Cause or if Mr. Cherian resigns for Good Reason, Mr. Cherian will be entitled to receive: (a) the Accrued Obligations; (b) a lump sum payment of $131,250 (three months base salary) if employed less than six months, or $262,500 (six months base salary) if employed more than six months but less than twelve months, or $525,000 (twelve months base salary) if employed more than twelve months; and (c) subject to Mr. Cherian’s election of and qualification for continuation coverage, a lump sum payment for the premium costs for certain insurance benefits in the monthly amount (for a number of months equal to the applicable number of months of base salary referenced in clause (b) above) the General Partner was paying toward Mr. Cherian’s General Partner-provided group health plan insurance coverage immediately prior to his cessation of employment. The Agreement also contains customary confidentiality, non-disclosure and non-solicit covenants.  Mr. Cherian agreed not to compete with Ferrellgas during his employment and for two years thereafter and not to solicit Ferrellgas employees or business partners during or after his employment.

Mr. Cherian will enter into the General Partner’s standard form of indemnification agreement for executives, a copy of which has been filed as Exhibit 10.34 to the registrants’ Quarterly Report on Form 10-Q filed on December 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.

	By:	Ferrellgas, Inc., its general partner

Date: September 24, 2021	By:	/s/ James E. Ferrell
Chief Executive Officer and President

FERRELLGAS PARTNERS FINANCE CORP.

Date: September 24, 2021	By:	/s/ James E. Ferrell
Chief Executive Officer and President

FERRELLGAS, L.P.

By: Ferrellgas, Inc., its general partner

Date: September 24, 2021	By:	/s/ James E. Ferrell
Chief Executive Officer and President

FERRELLGAS FINANCE CORP.

Date: September 24, 2021	By:	/s/ James E. Ferrell
Chief Executive Officer and President